UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
_____________________________________________________________________________________________

Date of Report (Date of earliest event reported): June 21, 2017

IZEA, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-37703	37-1530765
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

480 N. Orlando Avenue, Suite 200 Winter Park, Florida	32789
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (407) 674-6911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR     240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR     240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At our 2017 Annual Meeting of Stockholders held on June 21, 2017, our stockholders approved the amendment and restatement of the IZEA, Inc. 2011 Equity Incentive Plan, which we refer to below as the Plan. A description of the terms and conditions of the Plan is set forth under “Proposal Two. Approval of Amendment and Restatement of IZEA’s 2011 Equity Incentive Plan” on pages 10-13 of our definitive proxy statement for the 2017 Annual Meeting filed with the Securities and Exchange Commission on May 10, 2017, which description is incorporated herein by reference. This description is qualified in its entirety by the text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At our 2017 Annual Meeting, holders of common stock were asked to consider and vote upon the:

1.	election of seven directors to serve until the 2018 annual meeting of stockholders and until their successors are duly elected and qualify;

2.	approval of an amendment and restatement of IZEA Inc.’s 2011 Equity Incentive Plan;

3.	approval of an advisory proposal on the compensation of our named executive officers as described in the executive compensation tables;

4.	approval of an advisory proposal on the frequency of the vote on our executive compensation program; and

5.	ratification the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017;
A total of 3,607,387 shares of common stock were present in person or by proxy at the meeting, representing 63.61% of the voting power entitled to vote at the meeting. Each share of common stock was entitled to one vote with respect to each matter submitted to a vote at the meeting, and the voting results reported below are final.

PROPOSAL 1
Stockholders voted as follows with respect to election of each of the nominees for director identified in the proxy statement:

Nominee	For	Withheld	Broker Non-Votes
Edward H. (Ted) Murphy	2,467,570	266,902	872,915
Ryan S. Schram	2,473,053	261,419	872,915
Brian W. Brady	2,713,919	20,553	872,915
John H. Caron	2,713,919	20,553	872,915
Lindsay A. Gardner	2,632,274	102,198	872,915
Jill M. Golder	2,631,174	103,298	872,915
Daniel R. Rua	2,632,274	102,198	872,915

As a result of this vote, each of Mr. Murphy, Mr. Schram, Mr. Brady, Mr. Caron, Mr. Gardner, Ms. Golder and Mr. Rua was elected as a director to serve until the 2018 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified.

PROPOSAL 2
Stockholders voted as follows with respect to approval of the amendment and restatement of IZEA Inc.’s 2011 Equity Incentive Plan:

For	Against	Abstained	Broker Non-Votes
2,649,151	84,834	487	872,915

PROPOSAL 3
Stockholders voted, on an advisory basis, as follows with respect to compensation paid to our named executive officers as described in the executive compensation tables set forth in the Proxy Statement for the Meeting:

For	Against	Abstained	Broker Non-Votes
2,617,313	116,924	235	872,915

PROPOSAL 4
Stockholders voted, on an advisory basis, as follows with respect to the frequency of the vote on our executive compensation program:

1 Year	2 Years	3 Years	Abstained
2,667,345	1,375	19,745	46,007

PROPOSAL 5
Stockholders voted as follows with respect to ratification the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017:

For	Against	Abstained	Broker Non-Votes
3,470,686	62,024	74,677	─

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
10.1	2011 Equity Incentive Plan, as Amended and Restated

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IZEA, INC.

Date: June 21, 2017	By:/s/ Edward H. (Ted) Murphy Edward H. (Ted) Murphy President and Chief Executive Officer